Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
13. Subsequent Events
Asset Sales
On April 7, 2023, the Company entered into an asset purchase agreement related to
MGTA-45,
one of the Company’s conditioning product candidates, for cash consideration of $0.8 million, reimbursement of up to $0.5 million for certain expenses and a potential $10.0 million milestone payment contingent upon the achievement of a certain regulatory milestone. During the exclusivity period prior to executing a definitive purchase agreement, the buyer agreed to reimburse the Company for certain research and development expenses incurred under current vendor agreements. During the three months ended March 31, 2023, the Company recorded $1.1 million in other income in connection with this reimbursement.
On April 20, 2023, the Company entered into an asset purchase agreement related to
MGTA-145,
the Company’s mobilization product candidate, for cash consideration of $1.0 million and a potential $5.0 million milestone payment contingent upon the achievement of a certain clinical milestone.
On April 21, 2023, the Company entered into an asset purchase agreement related to the CD117 antibodies used with
MGTA-117,
one of the Company’s conditioning product candidates, for cash consideration of $1.5 million and a potential $5.0 million milestone payment contingent upon the achievement of a certain clinical milestone.
Merger Agreement
On May 2, 2023, following a comprehensive review of strategic alternatives, the Company entered into the Merger Agreement with Dianthus pursuant to which a wholly-owned subsidiary of the Company will merge with and into Dianthus, with Dianthus surviving as a wholly-owned subsidiary of the Company. The Merger was unanimously approved by the Company’s board of directors, and the Company’s board of directors resolved to recommend approval of the Merger Agreement to the Company’s stockholders. The closing of the Merger is subject to approval by the Company’s and Dianthus’ stockholders as well as other customary closing conditions, including the effectiveness of a registration statement filed with the SEC in connection with the transaction and Nasdaq’s approval of the listing of the shares of the Company’s common stock to be issued in connection with the transaction. If the Company is unable to satisfy certain closing conditions or if other mutual closing conditions are not satisfied, Dianthus will not be obligated to complete the Merger. The Merger Agreement contains certain termination rights of each of the Company and Dianthus. Under certain circumstances detailed in the Merger Agreement, the Company could be required to pay Dianthus a termination fee of $13.3 million or Dianthus could be required to pay the Company a termination fee of $13.3 million. In addition, in certain circumstances upon the termination of the Merger Agreement, the Company could be required to pay the costs and expenses of Dianthus in an amount not to exceed $1.5 million, or Dianthus could be required to pay the Company’s costs and expenses in an amount not to exceed $1.5 million. If the Merger is completed, the business of Dianthus will continue as the business of the combined company.

At or prior to the effective time of the Merger, the Company will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a rights agent (“Rights Agent”) pursuant to which the Company’s pre-Merger
common stockholders will receive one contingent value right (each, a “CVR”) for each outstanding share of common stock held by such stockholder on such date. Each CVR will represent the contractual right to receive certain net proceeds, if any, derived from any consideration that is paid to the Company as a result of the disposition of the Company’s pre-Merger
legacy assets by December 31, 2023, net of any indemnity obligations, transaction costs and certain other expenses, during the period that is three years after the closing of the Merger. The contingent payments under the CVR Agreement, if they become payable, will become payable to the Rights Agent for subsequent distribution to the holders of the CVRs subject to certain withholdings for expenses and potential indemnity claims. In the event that no such proceeds are received, holders of the CVRs will not receive any payment pursuant to the CVR Agree
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13. Subsequent Events
As of December 31, 2022, the Company had approximately $5.7 million on deposit at Silicon Valley Bank (“SVB”), consisting of $3.9 million of cash and cash equivalents and $1.8 million of restricted cash. SVB was closed on March 10, 2023, by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. Subsequent to the closure of SVB, the FDIC created Silicon Valley Bridge Bank, N.A. (“SVB Bridge Bank”) and the Company’s SVB deposits were transferred to SVB Bridge Bank. As of March 20, 2023, the Company had approximately $36.9 million, including $1.8 million of restricted cash, on deposit at SVB Bridge Bank.
On January 31, 2023, the Company received a written notice from the staff of Nasdaq’s Listing Qualifications Department, notifying the Company that, for the 30 consecutive business day period between December 15, 2022 through January 30, 2023, the bid price for its common stock had closed below the $1.00 per share minimum bid price requirement for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(1), or the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until July 31, 2023, to regain compliance with the Minimum Bid Price Requirement. If the Company fails to satisfy the continued listing requirements of Nasdaq, such as the Minimum Bid Price Requirement, Nasdaq may take steps to delist its common stock.
On February 2, 2023, after a review of the Company’s business, programs, resources and capabilities, including anticipated costs and timelines, the Company announced the decision to halt further development of its programs and to conduct a comprehensive review of strategic alternatives. The Company also announced a corporate restructuring on February 7, 2023 that resulted in a reduction in its workforce by 84% that was substantially completed in February 2023 resulting in severance and related costs of approximately $5.4 million.
As part of the strategic review process, the Company is exploring potential strategic alternatives that include, without limitation, an acquisition, merger, business combination or other transaction. The Company is also exploring strategic alternatives related to its product candidates and related assets, including, without limitation, licensing transactions and asset sales. There can be no assurance that the strategic review process will result in the Company pursuing a transaction, or that any transaction, if pursued, will be completed on terms favorable to the Company and its stockholders. If the strategic review process is unsuccessful, the Company’s board of directors may decide to pursue a dissolution and liquidation of the Company.
On February 6, 2023, the Company entered into an agreement with Wedbush Securities Inc
.
(“Wedbush”) to act as the Company’s exclusive strategic financial advisor in connection with a potential strategic transaction including but not limited to an acquisition, merger, business combination or other transaction. Upon the consummation of such transaction, the Company agreed to pay Wedbush a success fee of 1.0% of the transaction value with a minimum fee of $1.5 million.